DEBT CONVERSION AGREEMENT

This Debt Conversion Agreement (the “Agreement”) is entered into effective as of March 29, 2018 by and between 骑士智和 (Qishizhihe Investment Co. Ltd.), a British Virgin Islands company (the “Investor”) and Yosen Group, Inc., a Nevada corporation (the “Company”), with reference to the following facts:

WHEREAS, Investor has loaned certain funds to the Company as described in the Loan Agreement and Security Agreement dated December 22, 2016 (the “December Loan Agreement”), of which RMB 500,000 was repaid and the Company and Investor desire to convert RMB 1,500,000 into shares of Common Stock; and

WHEREAS, Investor has loaned certain funds to the Company as described in the Loan Agreement and Security Agreement dated June 1, 2016 (the “June Loan Agreement,” and, together with the December Loan Agreement, the “Loan Agreements”), of which the Company and Investor desire to convert RMB 3,000,000 into shares of Common Stock; and

WHEREAS, the Company has issued its promissory notes to Investor pursuant to the Loan Agreements; and

WHEREAS, the aggregate principal amount of notes outstanding under the Loan Agreements is RMB4,500,000 (the “Debt”), which is equivalent to US$717,886; and

WHEREAS, Investor is willing to convert the outstanding principal balance of the Debt into shares of Common Stock and the Company is willing to issue shares of Common Stock in full satisfaction of the Company’s obligations to with respect to the Debt and the Company’s obligations under the Loan Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Investor and the Company agree as follows:

1. Conversion to Common Stock. Effective as of March 26, 2018, Investor shall convert the Debt into shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) at a conversion price of $0.07 per share, which is 10,255,522 shares (the “Shares”). Upon execution of this Agreement, the Company shall instruct its transfer agent to issue the Shares to Investor. The Investor hereby acknowledges that the issuance of the Shares is in full conversion of principal amount of the Debt and, as a result, the Company will have fully and completely satisfied all of its obligations with respect to the Debt and the Loan Agreements, and the Investor shall deliver to the Company the original of all notes representing the Debt marked cancelled.

2. Representations and Warranties of the Company. The Company represents and warrants to Investor as follows:

(a) The Company is duly incorporated, validly existing and in good standing in the State of Nevada.

(b) The Shares have been duly authorized for issuance by the Company’s board of directors and no approval by the Company’s stockholders or any third party, including any government agency, is required for the issuance of the Shares pursuant to this Agreement. The Shares, when issued pursuant to this Agreement, will be duly and validly authorized and issued, fully paid and non-assessable.

3. Investor Representations. The Company is issuing the Common Stock to Investor in reliance upon the following representations made by Investor:

(a) Investor acknowledges and agrees that the shares of Common Stock are characterized as “restricted securities” under the Securities Act of 1933 (as amended and together with the rules and regulations promulgated thereunder, the “Securities Act”) and that, under the Securities Act and applicable regulations thereunder, such securities may not be resold, pledged or otherwise transferred without registration under the Securities Act or an exemption therefrom. Investor acknowledges and agrees that (i) the shares of Common Stock are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, and the shares of Common Stock have not yet been registered under the Securities Act, and (ii) such shares of Common Stock may be offered, resold, pledged or otherwise transferred only in a transaction registered under the Securities Act, or meeting the requirements of Rule 144, or in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests) and in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction.

(b) Investor acknowledges and agrees that (i) the registrar or transfer agent for the shares of Common Stock will not be required to accept for registration of transfer any shares except upon presentation of evidence satisfactory to the Company that the restrictions on transfer under the Securities Act have been complied with and (ii) any shares of Common Stock in the form of definitive physical certificates will bear a restrictive legend.

(c) Investor acknowledges and agrees that: (a) the shares of Common Stock have not been registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering; (b) Investor is acquiring the shares of Common Stock solely for its own account for investment purposes, and not with a view to the distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; (c) Investor is a sophisticated purchaser with such knowledge and experience in business and financial matters that it is capable of evaluating the merits and risks of purchasing the shares of Common Stock; (d) Investor has had the opportunity to obtain from the Company such information as desired in order to evaluate the merits and the risks inherent in holding the shares of Common Stock; (e) Investor is able to bear the economic risk and lack of liquidity inherent in holding the shares of Common Stock; (f) Investor is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act; and (g) and (g) Investor either has a pre-existing personal or business relationship with the Company or its officers, directors or controlling persons, or by reason of Investor’s business or financial experience, or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, have the capacity to protect their own interests in connection with the purchase of the Common Stock.

(d) Investor’s investment in the Company pursuant to this Common Stock is consistent, in both nature and amount, with Investor’s overall investment program and financial condition.

(e) Investor understands that the Company intends to engage in the franchising or operations of upscale restaurants in China, and it is negotiating with the operator of a well-known Hong Kong restaurant with respect to a joint venture that will license or operate such restaurants. The Company believes that its new management has experience in the operation and management of restaurants; however, the Company does not operate or license any restaurants and cannot give any assurance that it will be successful in this business. The Company’s business as reflected in its filings with the SEC will be treated as a discontinued operation.

(f) Investor’s principal executive office is in Hong Kong.

(g) Investor represents and warrants that no broker or finder was involved directly or indirectly in connection with Investor’s purchase of the Units pursuant to this Agreement. Investor shall indemnify the Company and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of Investor’s warranty contained in this Section 3(g).

(h) No person has made to Investor any written or oral representations:

(i) that any person will resell or repurchase any of the Shares;

(ii) as to the future price or value of any of the Units.

(i) The funds used to make the loans pursuant to the Loan Agreements were not and are not directly or indirectly derived from activities that contravene (i) United States federal, state, or international laws and regulations, including anti-money laundering laws and regulations, (ii) the laws of the Peoples’ Republic of China relating to money laundering, and (iii) if Investor is a citizen or resident of a country other than the United States or the Peoples’ Republic of China, the anti-money laundering and similar laws of such country. United States federal regulations and Executive Orders administered by Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(j) To the best of Investor’s knowledge, none of: (i) Investor; (ii) any person controlling or controlled by Investor; (iii) any person having a beneficial interest in Investor; or (iv) any person for whom Investor is acting as agent or nominee in connection with the purchase of the Units:

(i) is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Investor agrees to promptly notify the Company should Investor become aware of any change in the information set forth in these representations; or

(ii) is a senior foreign political figure[1], or any immediate family member[2] or close associate[3] of a senior foreign political figure, as such terms are defined in the footnotes below.

(k) Investor is not affiliated with a non-U.S. banking corporation.

(l) Investor’s address set forth on the signature page is Investor’s true and correct address.

(m) Investor is a citizen and resident of the country set forth on the signature page of this Agreement and is not a U.S. Person, as defined in Rule 902(k) of the SEC pursuant to the Securities Act. Investor understands that the Company will rely on this representation in its filings under federal securities laws. The definition of a U.S. Person is set forth on Exhibit A to this Agreement.

(n)    Investor is not acquiring the Shares as a result of, and will not himself engage in, any “directed selling efforts” (as defined in Rule 902(c) of the SEC under the Securities Act) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that Investor may sell or otherwise dispose of the Shares under an exemption from the registration requirements of the Securities Act. The definition of directed selling efforts is set forth on Exhibit A to this Agreement.

(o) Investor acknowledges and agrees that none of the Shares may be offered or sold in the United States or, directly or indirectly, to U.S. Persons, except in accordance with the provisions of Regulation S of the SEC under the Securities Act, pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case in accordance with applicable state securities laws.

(p) Neither Investor nor any affiliate of Investor is a “bad actor” as defined in Section 506(d) of the SEC pursuant to the Securities Act or is subject to the disclosure requirements of Rule 506(e).

(q) The information set forth on Investor’s accredited investor questionnaire, which is attached as Exhibit B to this Agreement, is true and correct.

(r) Investor understands that the Company is relying upon the truth and accuracy of, and Investor’s compliance with, the representations, warranties and agreements of Investor set forth herein, and Investor acknowledges that it is not relying on any representation or warranty by the Company except as expressly set forth in this Agreement.

4. Miscellaneous.

(a) This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada.

(b) This Agreement constitutes the entire agreement between the parties and supersedes all prior oral or written negotiations and agreements between the parties with respect to the subject matter hereof. No modification, variation or amendment of this Agreement (including any exhibit hereto) shall be effective unless made in writing and signed by both parties.

(c) Each party to this Agreement hereby represents and warrants to the other party that it has had an opportunity to seek the advice of its own independent legal counsel with respect to the provisions of this Agreement and that its decision to execute this Agreement is not based on any reliance upon the advice of any other party or its legal counsel. Each party represents and warrants to the other party that in executing this Agreement such party has completely read this Agreement and that such party understands the terms of this Agreement and its significance. This Agreement shall be construed neutrally, without regard to the party responsible for its preparation.

(d) Each party shall hold the other party harmless for any commission and/or fees agreed to be paid by the other party to any broker, finder or other person or entity acting or purporting to act in a similar capacity engaged by such party.

(e) Each party to this Agreement hereby represents and warrants to the other party that (i) the execution, performance and delivery of this Agreement has been authorized by all necessary action by such party; (ii) the representative executing this Agreement on behalf of such party has been granted all necessary power and authority to act on behalf of such party with respect to the execution, performance and delivery of this Agreement; and (iii) the representative executing this Agreement on behalf of such party is of legal age and capacity to enter into agreements which are fully binding and enforceable against such party.

(f) This Agreement may be executed in any number of counterparts and may be delivered by facsimile transmission, all of which taken together shall constitute a single instrument.

[Signatures on following page]

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IN WITNESS WHEREOF, the parties have executed this Agreement on the date first aforesaid.

Address, Email and Telecopier No.		Signature
368 HuShu Nan Road
HangZhou City, Zhejiang Province, China 310014		YOSEN GROUP, INC.
Email:
Telecopier:
	By:	/s/ Zinan Zhou
Zinan Zhou, Chief Executive Officer

QISHIZHIHE INVESTMENT CO. LTD.

	By:	/s/ Huaxia Wei
Name:
Title:

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Exhibit A

Certain Definitions

U.S. Person

(1) “U.S. person” means

(i) Any natural person resident in the United States;

(ii) Any partnership or corporation organized or incorporated under the laws of the United States;

(iii) Any estate of which any executor or administrator is a U.S. person;

(iv) Any trust of which any trustee is a U.S. person;

(v) Any agency or branch of a foreign entity located in the United States;

(vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S person;

(vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(viii) Any partnership or corporation if:

(A) Organized or incorporated under the laws of any foreign jurisdiction; and

(B) Formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of the SEC under the Securities Act) who are not natural persons, estates or trusts.

Directed Selling Efforts

(1) “Directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities being offered in reliance on this Regulation S. Such activity includes placing an advertisement in a publication “with a general circulation in the United States” that refers to the offering of securities being made in reliance upon this Regulation S.

(2) Publication “with a general circulation in the United States”:

(i) Is defined as any publication that is printed primarily for distribution in the United States, or has had, during the preceding twelve months, an average circulation in the United States of 15,000 or more copies per issue; and

(ii) Will encompass only the U.S. edition of any publication printing a separate U.S. edition if the publication, without considering its U.S. edition, would not constitute a publication with a general circulation in the United States.

(3) The following are not “directed selling efforts”:

(i) Placing an advertisement required to be published under U.S. or foreign law, or under rules or regulations of a U.S. or foreign regulatory or self-regulatory authority, provided the advertisement contains no more information than legally required and includes a statement to the effect that the securities have not been registered under the Act and may not be offered or sold in the United States (or to a U.S. person, if the advertisement relates to an offering under Category 2 or 3 (paragraph (b)(2) or (b)(3)) in § 230.903) absent registration or an applicable exemption from the registration requirements;

(ii) Contact with persons excluded from the definition of “U.S. person” pursuant to paragraph (k)(2)(vi) of this section or persons holding accounts excluded from the definition of “U.S. person” pursuant to paragraph (k)(2)(i) of this section, solely in their capacities as holders of such accounts;

(iii) A tombstone advertisement in any publication with a general circulation in the United States, provided:

(A) The publication has less than 20% of its circulation, calculated by aggregating the circulation of its U.S. and comparable non-U.S. editions, in the United States;

(B) Such advertisement contains a legend to the effect that the securities have not been registered under the Act and may not be offered or sold in the United States (or to a U.S. person, if the advertisement relates to an offering under Category 2 or 3 (paragraph (b)(2) or (b)(3)) in Rule 903 absent registration or an applicable exemption from the registration requirements; and

(C) Such advertisement contains no more information than the issuer's name; the amount and title of the securities being sold; a brief indication of the issuer's general type of business; the price of the securities; the yield of the securities, if debt securities with a fixed (non-contingent) interest provision; the name and address of the person placing the advertisement, and whether such person is participating in the distribution; the names of the managing underwriters; the dates, if any, upon which the sales commenced and concluded; whether the securities are offered or were offered by rights issued to security holders and, if so, the class of securities that are entitled or were entitled to subscribe, the subscription ratio, the record date, the dates (if any) upon which the rights were issued and expired, and the subscription price; and any legend required by law or any foreign or U.S. regulatory or self-regulatory authority.

(iv) Bona fide visits to real estate, plants or other facilities located in the United States and tours thereof conducted for a prospective investor by an issuer, a distributor, any of their respective affiliates or a person acting on behalf of any of the foregoing;

(v) Distribution in the United States of a foreign broker-dealer's quotations by a third-party system that distributes such quotations primarily in foreign countries if securities transactions cannot be executed between foreign broker-dealers and persons in the United States through the system; and the issuer, distributors, their respective affiliates, persons acting on behalf of any of the foregoing, foreign broker-dealers and other participants in the system do not initiate contacts with U.S. persons or persons within the United States, beyond those contacts exempted under Rule 15a-6 under the Securities Exchange Act of 1934;

(vi) Publication by an issuer of a notice in accordance with Rule 135 or Rule 135c of the SEC pursuant to the Securities Act;

(vii) Providing any journalist with access to press conferences held outside of the United States, to meetings with the issuer or selling security holder representatives conducted outside the United States, or to written press-related materials released outside the United States, at or in which a present or proposed offering of securities is discussed, if the requirements of § 230.135e are satisfied; and

(viii) Publication or distribution of a research report by a broker or dealer in accordance with Rule 138(c) or Rule 139(b).

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Exhibit B

Accredited Investor Questionnaire

The following are tests for an accredited investor. Please initial which tests are applicable. Please initial all that apply.

/s/ HW A natural person whose individual net worth or joint net worth with Subscriber’s spouse, at the time of this purchase exceeds $1,000,000 (PLEASE NOTE: In calculating net worth, you include all of your assets (other than your primary residence), whether liquid or illiquid, such as cash, stock, securities, personal property and real estate based on the fair market value of such property MINUS all debts and liabilities (other than indebtedness secured by your primary residence, up to the estimated fair market value of the primary residence, unless the borrowing occurs in the 60 days preceding the purchase of the Units and is not in connection with the acquisition of the primary residence. In such cases, the debt secured by the primary residence must be treated as a liability in the net worth calculation.). In the event any incremental mortgage or other indebtedness secured by your primary residence occurs in the 60 days preceding the date of the purchase of the Units, the incremental borrowing must be treated as a liability and deducted from your net worth even though the value of your primary residence will not be included as an asset. Further, the amount of any mortgage or other indebtedness secured by your primary residence that exceeds the fair market value of the residence should also be deducted from your net worth);

/s/ HW A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with Subscriber’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____  A director or executive officer or manager of the Company.

_____  Any bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

_____  Any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

_____  Insurance company as defined in section 2(13) of the Securities Act.

_____  Investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

_____  Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

_____  Employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____  Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

_____  Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

_____  Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Commission under the Securities Act.

/s/ HW Any entity in which all of the equity owners are accredited investors (i.e., all of the equity owners meet one of the tests for an accredited investor*). [Note: If Investor’s status as an accredited investor is based on this provision, a separate accredited investor questionnaire should be completed for each equity owner of Investor.]

_____ Any Individual Retirement Account (IRA) for the benefit of an accredited investor*.

_______________

* The tests for an accredited investor who is an individual are the first three tests on this Exhibit C.

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[1] A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[2] The “immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

[3] A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.